                                                                   EXHIBIT 10.14


                                 NON-EXCLUSIVE
                              RESELLER AGREEMENT

This Agreement is entered into as of the ____ day of _________, 19__ by and between ALABAMA NETWORK USA, INC., hereinafter referred to as "Network," an Alabama Corporation, located at 40 South Palafox Street, Pensacola, FL 32501, and SATELLINK PAGING, INC, hereinafter referred to as "Reseller," located at 1100 Northmeadow Parkway, #100, Roswell, GA 30076.

WHEREAS, Network owns and operates a private carrier paging system ("the system") on 152.480 MHz, with a geographic coverage area as defined in Exhibit A; and

WHEREAS, Network provides paging service within this geographic coverage area, as defined in Exhibit A; however, Reseller agrees not to construct, purchase or continue to utilize or operate a private carrier paging system on 152.480 MHz within this geographic coverage area without prior written consent from Network during the term of this Agreement and for a period of three (3) years after termination of this Agreement.

WHEREAS, Network and Reseller desire to enter into an agreement whereby Reseller may purchase from Network, paging units which access Network's system, as defined by Exhibit "A," and to then in turn resell those paging units to subscribers in Reseller's marketing area.

NOW THEREFORE, the parties agree as follows:

1.   DEFINITIONS

1.1 System: A network which provides communications services on local, regional, intrastate, interstate and/or international system(s) by means of a signal transmission via satellite to earth stations and/or terrestrial data circuits in various markets and to one or more paging transmitters in each such market which transmit information on frequency 152.480 MHz.

1.2 Reseller: An entity which contracts with Network to purchase its products and services for resale to Subscribers.

1.3 Subscriber: A person or entity that contracts with Resellers to purchase the services provided over the System.

1.4  Market Area: The county(ies) in which Reseller is licensed per Exhibit "A".


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                                       1

2.   LICENSE

Subject to the terms and conditions hereof, Network hereby grants to Reseller a license to resell, market, promote, and advertise Network's products and services in the Market Area in accordance with applicable Federal Communications Commission regulations. In connection therewith, Reseller is authorized to use the trademark, service mark, and logo of Network subject to the approval of Network which shall not be unreasonably withheld. Reseller is not authorized to resell, market, promote, or advertise Network's products and services outside of the Market Area.

3.   TERM

The initial term of this Agreement shall be for a period of 5 year(s) from the date of execution of the Agreement, unless earlier terminated in accordance with the default provisions of this Agreement. This Agreement shall automatically extend for an additional two (2) year(s) unless terminated by written notice by either party at least forty-five (45) days prior to the end of the initial term.

4.  RATES

4.1 The monthly rate per unit shall be:

================================================================================
    COVERAGE          PAGER TYPE         PHONE NUMBER         RATE
--------------------------------------------------------------------------------

  a) Local             Tone Only            7-Digit        $ 4.00
                       Display                             $ 5.00
                       Alpha-Numeric                       $10.00
                                                           +$.20 a call over 350

  b) Statewide         Tone Only            7-Digit        $ 8.00
                       Display                             $10.00
                                                           +$.20 a call over 350

  c) Southeast Region  Tone Only            7-Digit        $14.00
                       Display                             $16.00
                                                           +$.20 a call over 350
--------------------------------------------------------------------------------

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

================================================================================
    COVERAGE          PAGER TYPE         PHONE NUMBER         RATE
--------------------------------------------------------------------------------

  d) Nationwide        Tone Only            800 number     $22.00
                       Display                             $24.00
                                                           +$.20 a call over 100
                                                           includes Message
                                                           Memory (TM)

--------------------------------------------------------------------------------
Primary 800 number available at an additional $6.00 + $.20 per call after 100 calls.
--------------------------------------------------------------------------------
Message Memory (TM) available on 800-access number for additional $6.00.
--------------------------------------------------------------------------------
Voice Mail available on 800-access number for additional $16.00.
================================================================================

4.2 Network reserves the right to determine baud rate and format of all pagers on the system.

4.3  All Capcodes must be coordinated through Network.

4.4 Billing for paging units in service for a portion of a month shall be pro-rated.

4.5 The rates herein may be increased by Network not more often than annually, following a sixty (60) day written notice and shall not exceed fifteen (15%) percent per year.

4.6 In the case of a rate increase from the local telephone company, causing the actual cost of the paging units to rise, Network shall have the right to increase the costs of paging units by the increased amount in order to maintain the same profit levels. Documentation of this rate increase, should it occur, will be provided to Reseller. In the event the telephone rate increase exceeds $2.00 per paging unit, Reseller shall have the option to renegotiate or terminate this Agreement.

5.   PAYMENT TERMS

Reseller shall pay invoices issued by Network within ten (10) days of receipt. In the event of a dispute as to a bill, the parties shall use their best efforts to resolve such dispute as quickly as possible. Network may suspend service to the paging units should Reseller not pay the invoices on a timely basis.

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

6.   RESELL RATES

The rates at which Reseller resells services to its subscribers shall be set by Reseller at its sole discretion.

7.   MAINTENANCE

In consideration for Reseller's commitment under this Agreement, Network guarantees that it shall maintain a first class paging system. In the event of system problems, Reseller shall immediately notify Network. Network shall use best efforts to correct such problems of which it becomes or is made aware.

8.   COMPLIANCE

Reseller recognized that Network is a private carrier, licensed as such by the Federal Communications Commission, and subject to FCC rules and regulations. Reseller agrees that it shall comply with all such rules and regulations as a reseller on Network's system. Network shall have sole responsibility for ensuring that its system construction and operation are in compliance with FCC rules and regulations, and Reseller shall have no responsibility or liability for the system's performance or failure to perform.

9.   DEFAULT

Default hereunder shall consist of any knowing, material failure by either party to perform any covenant or obligation as required by this Agreement or any material misrepresentation by either party as to the covenants contained herein, including those contained in the recitals at the outset of the Agreement. In the event of default, the non-defaulting party shall notify the defaulting party in writing of the nature and specifics of the act of default and, unless the defaulting party cures the default within twenty (20) days of receipt of notice, the Agreement may be terminated by the non-defaulting party sixty (60) days from the expiration of the twenty (20) day cure period.

10.  INDEMNIFICATION

10.1 Reseller shall indemnify and hold Network harmless from any loss incurred by Network as a result of acts or omissions by Reseller or any subscribers of Reseller and any claim or lawsuit or damages growing out of the negligence or misconduct or breach of this Agreement by Reseller or any subscriber of Reseller. This indemnification shall include reasonable attorneys' fees, including fees associated with any appeal. Network shall be permitted to participate in the defense of the claim or lawsuit.

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                                       4

10.2 The parties' performance under this Agreement shall be excused during such time as performance is prevented by government order, acts of nature, riot, war, or other similar circumstances beyond the parties' control.

11.  RELATIONSHIP OF THE PARTIES

11.1 Network and Reseller agree that at all times during the term of this Agreement each shall endeavor to render prompt, courteous and efficient service to the other and to the public, will be governed by the highest standards of honesty, integrity, and fair dealing, and will do nothing which discredits, reflects adversely upon, or in any manner injures the reputation or goodwill of the other. Neither party shall disclose to any third party any information supplied to it by the other party where such information has been designated as confidential or proprietary and where such information is not otherwise generally available to the public.

11.2 Those entities to which Reseller sells service under this Agreement shall be Reseller's subscribers and Reseller shall have responsibility for billing and collecting from and servicing those subscribers. Neither party shall have any privity of contract with the other's subscribers.

11.3 Neither party shall be an agent of the other. Each shall act at its own risk and for its own benefit. Neither shall bind the other to any legal commitment, nor shall either have any fiduciary obligation to the other.

11.4 During the term, and for three years following termination of this agreement, Reseller will not construct, operate, or enter into a network relationship in the markets listed on Exhibit A hereof on the 152.480 MHz frequency without prior written consent of Alabama Network USA, Inc.

11.5 Reseller acknowledges Network's unique relationship with other paging operations on 152.480 MHz outside of the cities listed on the Exhibits. Reseller agrees not to construct, network, or otherwise transmit a signal on 152.480 MHz, outside of the Exhibits attached, without the written consent of Network USA. Network will not unreasonably withhold its approval if requested in writing by Reseller.

11.6 In no event shall Reseller solicit, directly or indirectly, Network's subscriber base.

12.  ASSIGNMENT

12.1 Reseller shall not assign its interest under this Agreement without Network's consent, which shall not be withheld unreasonably.

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                                       5

12.2 If, during the term of this Agreement, Reseller receives in writing a bona fide third party offer for the system or its subscriber base on the system, it shall, prior to accepting such offer, extend to Network a written option to match such offer. Network shall have thirty (30) days from receipt of the written option to accept or decline its option to match the purchase offer. During the thirty (30) days, Reseller will cooperate with Network to allow Network to evaluate the offer, including as might be necessary, a confidential review of Reseller's business and subscriber paging records. If any part of the third party offer is non-monetary, Network shall be allowed to make a cash equivalent offer. If the parties cannot agree as to the cash equivalency, an agreed upon disinterested third party shall value the non-monetary portion of the offer and the parties shall be bound by the valuation. The parties shall act to obtain such valuation as expeditiously as possible, within thirty (30) days, but if the valuation is not made within the thirty (30) day option period, the option period shall be extended until such valuation is obtained. Network shall bear the cost of such third party valuation.

13.  GOVERNING LAW AND SEVERABILITY

13.1 This Agreement shall be enforced and interpreted in accordance with the law of the State of Florida.

13.2 If any part of this Agreement is for any reason declared invalid by court order or order of any regulatory agency, such order shall not affect the remaining portions of the Agreement.

13.3 Waiver of any provision hereunder must be in writing and shall operate as a waiver of that provision at that time only. This Agreement shall be binding upon all successors and assigns of either party.

13.4 This Agreement supersedes all other written or verbal agreements of similar effect as between Network and Reseller. Any amendment to this Agreement must be in writing, signed by an authorized representative of each party.

13.5 In the event this Agreement, or any portion thereof, is found to be in violation in any respect of any federal, state, or local law, regulation or ordinance, then only that particular portion of the Agreement shall be null and void and all liability in connection with that particular portion of the Agreement shall cease immediately. In such event, and subject to order of the applicable federal, state, or local authority, those subscribers previously contracted with under this Agreement shall continue to receive service and Reseller shall continue to pay Network for the paging units associated with such subscribers.

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                                       6

14.  NOTICES

All notices required or permitted under this Agreement shall be in writing and be deemed communicated on the date when delivered by registered mail, to the other party at the address below:

President                            SATELLINK PAGING, INC
ALABAMA NETWORK USA
40 South Palafox Street
Pensacola, FL 32501

15.  EFFECTS OF HEADINGS

Headings to paragraphs of this Agreement are to facilitate reference only, do not form a part of this Agreement, and shall not in any way affect the interpretation hereof.

IN WITNESS WHEREOF, the undersigned have executed this Agreement.

ALABAMA NETWORK USA, INC.            SATELLINK PAGING, INC

BY: /s/ Lee A. Newkirk               BY: /s/ David C. Massey
   ----------------------------         ------------------------------

TITLE: D.M.                          TITLE: Sr. V.P. Sales & Marketing
      -------------------------            ---------------------------

DATE:  January 27, 1994              DATE: January 18, 1994
     --------------------------           ----------------------------

WITNESS: [illegible]                 WITNESS: [illegible]
        -----------------------              -------------------------

WITNESS: Tommy Howie                 WITNESS: [illegible]
        -----------------------              -------------------------

                                   EXHIBIT A

                                  MARKET AREA

--------------------------------------------------------------------------------

In accord with Paragraph 2 of this Agreement, Reseller is licensed to promote and resell Networks products and services in the following counties/parishes and/or independent cities in the below-named Market Area:

       Birmingham, AL --Market Area
     -----------------

(1)       Blount
     -----------------
(2)       Calhouon
     -----------------
(3)       Cobb
     -----------------
(4)       Etowah
     -----------------
(5)       Fayette
     -----------------
(6)       Jefferson
     -----------------
(7)       Shelley
     -----------------
(8)       Talladega
     -----------------
(9)       Tuscaloosa
     -----------------
(10)      Walker
     -----------------

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                                       8

                            AMENDMENT FOR AGREEMENT
                                    BETWEEN
                                   SATELLINK
                                      AND
                                  NETWORK USA

Whereas, Satellink ("Reseller") and Network USA ("NUSA") have entered into a contract ("Agreement") for Affiliation dated January l8th, 1994, the parties hereby agree to modify this Agreement as follows:

1. Relative to Paragraph 4.1 of the Agreement, the contract is amended to include the following:

================================================================================
                                PRICE SCHEDULE
--------------------------------------------------------------------------------
      Coverage            Pager Type           Phone Number          Price
--------------------------------------------------------------------------------
     Local                   Tone               Georgia DID          $ 6.50*
                            Digital                                  $ 6.50*
                             Alpha                                   $10.00*
--------------------------------------------------------------------------------
                             Tone                7-Digit             $ 2.00*
                            Digital                                  $ 3.00*
                             Alpha                                   $ 8.00*
--------------------------------------------------------------------------------
    Wide Area                Tone               Georgia DID          $ 6.50*
                            Digital                                  $ 7.50*
                             Alpha                                   $13.00*
--------------------------------------------------------------------------------
                             Tone                7-Digit             $ 3.50*
                            Digital                                  $ 4.50*
                             Alpha                                   $ 8.50*
--------------------------------------------------------------------------------
    Statewide                Tone               Georgia DID          $ 9.50*
                            Digital                                  $10.50*
--------------------------------------------------------------------------------
                             Tone                7-Digit             $ 4.00*
                            Digital                                  $ 6.00*
--------------------------------------------------------------------------------
    Southeast                Tone               Georgia DID          $14.00*
                            Digital                                  $16.00*
--------------------------------------------------------------------------------
                             Tone                7-Digit             $11.00*
                            Digital                                  $12.00*
--------------------------------------------------------------------------------
   Nationwide                Tone                  800               $22.00**
                            Digital                                  $24.00**
--------------------------------------------------------------------------------
                 *+ $.20 a call after 350         **+ $.20 a call after 100
================================================================================

                            AMENDMENT FOR AGREEMENT
                                    BETWEEN
                             SATELLINK PAGING, INC
                                      AND
                                  NETWORK USA

Whereas, Satellink Paging, Inc. ("Reseller") and Network USA ("NUSA") have entered into a contract ("Agreement") dated September 15, 1993, the parties hereby agree to modify this Agreement as follows:

1. Relative to Exhibit "A" of the Agreement, the contract is amended to include the following market area:

Montgomery, AL

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by and through their duly authorized representatives as of the date last written below.

FLORIDA NETWORK USA, INC.            RESELLER

BY: /s/ Lee A. Newkirk               BY: /s/ David C. Massey
   ----------------------------         ------------------------------

TITLE: D.M.                          TITLE: Sr. V.P. Sales & Marketing
      -------------------------            ---------------------------

DATE:  January 27, 1994              DATE: January 18, 1994
     --------------------------           ----------------------------

WITNESS: [illegible]                 WITNESS: [illegible]
        -----------------------              -------------------------

                 AMENDMENT FOR NONEXCLUSIVE RESELLER AGREEMENT
                                    BETWEEN
                                SATELLINK PAGING
                                      AND
                                  NETWORK USA

Whereas, Satellink Paging ("Reseller") and Network USA ("NUSA") have entered into a contract ("Agreement"), the parties hereby agree to modify this Agreement as follows:

1. Relative to Paragraph 4.1 of the Agreement, the contract is amended to include the following prices:

================================================================================
                                Price Schedule
--------------------------------------------------------------------------------
          Coverage              Type of Pager                  Price
--------------------------------------------------------------------------------
         Nationwide                Display                     $20.00*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           *+ $.20 per call over 100
================================================================================

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by and through their duly authorized representatives as of the date last written below.

FLORIDA NETWORK USA, INC.            SATELLINK PAGING

BY:[/s/ illegible]                   BY:[/s/ illegible]
   ----------------------------         ------------------------------

TITLE: Reseller Manager              TITLE: Atlanta Sales Manager
      -------------------------            ---------------------------

DATE:  April 13, 1995                DATE: April 7, 1995
     --------------------------           ----------------------------

WITNESS: /s/ Tammy Howie             WITNESS: [illegible]
        -----------------------              -------------------------